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GE CAPITAL MORTGAGE SERVICES, INC.                         Exhibit#99.15
Home Equity Loan Pass-Through Certificates,
Series 1995-HE1
EXHIBIT D
FORM OF SERVICER'S CERTIFICATE

MAY, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.   Mortgage Loan Information:

                                                      POOL ONE       POOL TWO
                                                   --------------  -------------

         (1) Aggregate Monthly Payments Due:         1,150,774.19     366,956.39
                                                   --------------  -------------

         (2) Aggregate Monthly Payments
               received and Monthly Advances
               made this Month:
                 (a) Principal                         154,493.10      35,384.55
                                                   --------------  -------------
                 (b) Interest                          889,558.70     326,757.22
                                                   --------------  -------------
                 (c) Total                           1,044,051.80     362,141.77
                                                   --------------  -------------

          (3) Aggregate Principal Prepayments
                in part received on Self-
                Amortizing Mortgage Loans and
                applied in the applicable
                Prepayment Period:

                 (a) Principal                         167,042.18         870.96
                                                   --------------  -------------
                 (c) Total                             167,042.18         870.96
                                                   --------------  -------------

          (4) Aggregate Principal Prepayments
                in full received in
                the applicable Prepayment
                period:


                 (a) Principal                       1,363,155.08     634,184.77
                                                   --------------  -------------
                 (b) Interest                           10,554.01       8,846.00
                                                   --------------  -------------
                 (c) Total                           1,373,709.09     643,030.77
                                                   --------------  -------------
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          (5) Aggregate Insurance Proceeds
                (inculding purchases of
                Mortgage Loans by primary
                mortgage insurers) for
                prior month:

                 (a) Principal                               0.00           0.00
                                                   --------------  -------------
                 (b) Interest                                0.00           0.00
                                                   --------------  -------------
                 (c) Total                                   0.00           0.00
                                                   --------------  -------------
          (6) Aggregate Liquidation
                 Proceeds for prior month:

                 (a) Principal                               0.00           0.00
                                                   --------------  -------------
                 (b) Interest                                0.00           0.00
                                                   --------------  -------------
                 (c) Total                                   0.00           0.00
                                                   --------------  -------------

          (7) Aggregate Purchase Prices for
                Defaulted Mortgage Loans:

                 (a) Principal                         370,484.21           0.00
                                                   --------------  -------------
                 (b) Interest                           15,003.96           0.00
                                                   --------------  -------------
                 (c) Total                             385,488.17           0.00
                                                   --------------  -------------

          (8) Aggregate Purchase Prices for
                (and substitution adjustments)
                for Defective Mortgage Loans:

                 (a) Principal                               0.00           0.00
                                                   --------------  -------------
                 (b) Interest                                0.00           0.00
                                                   --------------  -------------
                 (c) Total                                   0.00           0.00
                                                   --------------  -------------

          (9) Aggregate Purchase Prices for
                for Liquidating Loans:


                 (a) Principal                               0.00           0.00
                                                   --------------  -------------
                 (b) Interest                                0.00           0.00
                                                   --------------  -------------
                 (c) Total                                   0.00           0.00
                                                   --------------  -------------

          (10) Aggregate Purchase Prices for
                for Document Deficiencies per Sec. 2.02

                 (a) Principal                               0.00           0.00
                                                   --------------  -------------
                 (b) Interest                                0.00           0.00
                                                   --------------  -------------
                 (c) Total                                   0.00           0.00
                                                   --------------  -------------
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          (11) Pool Principal Balance              112,944,007.73  43,555,468.12
                                                   --------------  -------------

          (12) Special Repurchase Amount                     0.00
                                                   --------------

          (13) Repurchase Premium:

                         Class A1                            0.00
                                                   --------------
                         Class A2                            0.00
                                                   --------------
                         Class A3                            0.00
                                                   --------------
                         Class A4                            0.00
                                                   --------------
                         Class A5                            0.00
                                                   --------------

          (14) Available Funds:                      2,920,188.37     990,062.11
                                                   --------------  -------------

          (15) Realized Losses for
                 prior month:                                0.00           0.00
                                                   --------------  -------------

          (16) Aggregate Realized
                 Losses:                              166,568.46            0.00
                                                   --------------  -------------

          (17) Compensating Interest
                 Payment:                                2,557.73       1,223.16
                                                   --------------  -------------

          (18) Net Simple Interest
                 Shortfall:                                  0.00           0.00

                                                   --------------  -------------

          (19) Net Simple Interest
                 Excess:                                     0.00           0.00
                                                   --------------  -------------

          (20) Simple Interest Shortfall
                 Payment:                                    0.00           0.00
                                                   --------------  -------------

          (21) Unpaid Net Simple Interest
                 Shortfall:

                         Class A1                            0.00
                                                   --------------
                         Class A2                            0.00
                                                   --------------
                         Class A3                            0.00
                                                   --------------
                         Class A4                            0.00
                                                   --------------
                         Class A5                            0.00
                                                   --------------
                         Class A6                            0.00
                                                   --------------
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          (22) Class Certificate Interest
                 Rate:

                         Class 1S                        2.102212%
                                                   --------------
                         Class 2S                        1.305925%
                                                   --------------

          (23) Maximum Amount:                      14,990,525.00
                                                   --------------

          (24) Amount Available:                    14,189,684.18
                                                   --------------

          (25) Accrued Certificate Interest
                 and Pay-out Rate:

                         Class A1                      165,919.33          7.00%
                                                   --------------  -------------
                         Class A2                      202,112.50          6.90%
                                                   --------------  -------------
                         Class A3                      103,541.67          7.00%
                                                   --------------  -------------
                         Class A4                       90,185.42          7.30%
                                                   --------------  -------------
                         Class A5                      105,394.71          7.54%
                                                   --------------  -------------

                         Class A6                      272,221.68          7.50%
                                                   --------------  -------------
                         Class 1S                      197,860.18          2.10%
                                                   --------------  -------------
                         Class 2S                       47,400.16          1.31%
                                                   --------------  -------------
                         Total                       1,184,635.63

          (26) Principal distributable:

                         Class A1                    2,055,174.57
                                                   --------------
                         Class A2                            0.00
                                                   --------------
                         Class A3                            0.00
                                                   --------------
                         Class A4                            0.00
                                                   --------------
                         Class A5                            0.00
                                                   --------------
                         Class A6                      670,440.28
                                                   --------------
                         Class R                             0.00
                                                   --------------
                         Class RL                            0.00
                                                   --------------
                         Total                       2,725,614.85

          (27) Additional distributions to
                 the Class R Certificate
                 pursuant to Section 4.01 (c) :              0.00           0.00
                                                   --------------  -------------

          (28) Additional distributions to
                 the Class RL Certificate
                 pursuant to Section 2.05 (d) :              0.00           0.00
                                                   --------------  -------------
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     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



GE CAPITAL MORTGAGE SERVICES, INC.


By: /s/ Pamela L. Monahan
- ---------------------------------
Name: Pamela L. Monahan
Title:  Vice President